4Q 2012 Investor Presentation March 2013 Exhibit 99.1

Forward-Looking Statements
This presentation contains “forward-looking statements” which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements are based on the Company's current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that actual developments will be those anticipated by the Company. Actual results may differ materially from those projected as a result of significant risks and uncertainties, including non-receipt of the expected payments, changes in interest rates, effect of the performance of financial markets on investment income and fair values of investments, development of claims and the effect on loss reserves, accuracy in projecting loss reserves, the impact of competition and pricing environments, changes in the demand for the
Company's products, the effect of general economic conditions, adverse state and federal legislation, regulations and regulatory investigations into industry practices,  developments relating to existing agreements, heightened competition, changes in pricing  environments, and changes in asset valuations. The Company undertakes no obligation to publicly update any forward-looking statements as a result of events or developments subsequent to the presentation.
2.

3.
Argo Group at a Glance
Exchange / Ticker: NASDAQ / “AGII”
Share Price: $40.08
Primary Market Capitalization: $993 million
Annual Dividend / Yield: $0.60 per share / 1.5%
Gross Written Premium: $1.7 billion
Capital: $1.9 billion
Analyst Coverage:
Adam Klauber, William Blair (Outperform)
Greg Peters, Raymond James (Outperform)
Amit Kumar, Macquarie (Outperform)
Kyle Labarre, Dowling & Partners (Neutral)
Atlanta Barcelona Bermuda Boston Brussels Chicago Dallas Denver Dubai Houston London
Los Angeles Malta New York Paris Portland Richmond Rio de Janeiro
Rockwood San Antonio San Francisco Sao Paulo Scottsdale Seattle Zurich
Note: Market information as of March 15, 2013 and annual performance figures as of December 31, 2012.

4.
Argo’s Franchise is Well Positioned for Success
Global underwriter of specialty P&C insurance and
reinsurance through four distinct business
segments
Broad footprint with operations strategically located
in major insurance centers – U.S., Bermuda,
London, and Brazil
Emphasis on insurance and casualty lines
A leader in the U.S. Excess & Surplus lines market
Among the largest Syndicates at Lloyds by stamp
capacity
Deep relationships with retailers, wholesalers and
Lloyds brokers
Financial strength is excellent as indicated by A.M.
Best rating of ‘A’
Proven track record of active capital management
2012 GWP
Insurance
85%
Reinsurance
15%
Casualty
~60%
Property
~40%

Strategy Focused on Enhancing Shareholder Value
Recognized leader of specialty insurance solutions for our clients
Sustain competitive advantage through superior customer service, product innovation and underwriting knowledge
Opportunistically grow organically and/or through strategic
acquisitions throughout the underwriting cycle
Manage capital and risk appropriately / maintain strong ratings
Proven ability to attract talented teams
5.
Maximize shareholder value through growth in book value per share

6.
Evolution to an International & Diversified Specialty U/W
2001
• Acquired Colony
and Rockwood
• Founded Trident
(Public Entity)
2005
• Sold Risk
Management
business
2007
• Rebranded Argo Group
• Completed merger
with PXRE
• Formed Argo Re
2008
• Acquired Lloyds
Syndicate 1200
2011
• Established  local
presence in Europe,
Brazil & Dubai
(part of Int’l Specialty)
6.
1
Excludes GWP recorded in runoff and corporate & other.
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
BVPS $23.39 $27.22 $30.36 $33.50 $39.08 $45.15 $44.18 $52.36 $57.82 $55.60 $60.75
Total Capital (Millions) $328 $567 $717 $860 $992 $1,754 $1,782 $1,996 $1,986 $1,840 $1,915
$186
$272
$622
$788
$903
$1,056
$1,153
$1,182
$1,605
$1,987
$1,530
$1,544
$1,744
400
800
1,200
1,600
2,000
Risk Management (sold in 2005)
International Specialty
Syndicate 1200
Commercial Specialty (includes Trident)
Excess & Surplus Lines
15%
31%
29%
25%

7.
Argo Group Business Mix - $1.7B in 2012 GWP
7.
GWP by Segment
Excess &
Surplus Lines
Commercial
Specialty
GWP by Product
GWP by Geography
United
States
London
Bermuda
*Data is based on full year 2012.
22%
Excess &
Surplus Lines
29%
Other
Commercial
Specialty
Property
Public Entity
21%
7%
6%
Marine &
Aerospace
Surety 2%
5%
Alteris
Mining 4%
Emerging Mkts 3%
Emerging Markets 3%
54%
12%
31%
GWP by Business Type
Primary
Insurance
Reinsurance
Syndicate
1200
International
Specialty
31%
15%
29%
25%
85%
15%

Maximizing Shareholder Value – BVPS Growth
$45.15
$44.18
$52.36
$57.82
$60.75
$39.08
2008 2009 2010 2011 2006 2007 2005 2004 2003 2002
$23.39
$27.22
$30.36
$33.50
1.1x 1.1x
1.2x
1.6x
1.7x
1.2x
0.9x
0.8x
0.7x
0.6x
= Price/Book
1
8.
2012
0.7x
$55.60
10.00
20.00
30.00
40.00
50.00
60.00
70.00
80.00
-
* Book value per common share - outstanding, includes the impact of the Series A Mandatory Convertible Preferred Stock as if on a converted basis.  Preferred stock had fully converted into common shares as of Dec. 31, 2007.

Price / book calculated at 52-week high and most recent book value per share. Stock price and book value adjusted for PXRE merger for 2006 and prior years.
1
Note the book value amounts for 2011 and 2010  reflect the effect of the Company’s adoption of new guidance related to accounting for costs associated with acquiring or renewing insurance contracts.  2009 and prior periods have not been restated.

9.
Substantial Growth and Financial Strength
Scale 2000 2006 2012 '00-'12 Factor
Gross Written Premiums $186.1 $1,155.6 $1,745.7 9.4x
Net Written Premiums 163.9 847.0 1,244.5 7.6x
Net Earned Premiums 124.6 813.0 1,186.5 9.5x
Market Capitalization 456.9 1,131.5 895.5 2.0x
Employees 779 1,332 1,218 1.6x
Financial Strength 2000 2006 2012 '00-'12 Factor
Total Assets $1,565.8 $3,721.5 $6,689.6 4.3x
Total Investments 1,085.6 2,514.1 4,200.7 3.9x
Shareholder's Equity 501.1 847.7 1,514.1 3.0x
Total Capital 501.1 992.0 1,915.0 3.8x
Debt / Total Capital 0.0% 14.5% 20.9%
AM Best Rating A A A
S&P Rating (FSR) A A- A-

GWP ($M)
7.2%

GWP ($M)
1.9%

GWP ($M)
31.3%

GWP ($M)
21.6%

10.
Consolidated GWP up 13.0% in 2012 vs. 2011
2012 Premium Growth Up Across All Segments
Reflects impact of strategic initiatives taken, rate increases and improved retention
10.
$478.9
$513.5
$300
$350
$400
$450
$500
$550
2011 2012
Excess & Surplus Lines
$438.5
$533.4
$300
$350
$400
$450
$500
$550
$600
2011 2012
Syndicate 1200
$428.8
$437.0
$350
$370
$390
$410
$430
$450
2011 2012
Commercial Specialty
$198.2
$260.2
$140
$160
$180
$200
$220
$240
$260
$280
2011 2012
International Specialty

140.0
120.0
100.0
80.0
60.0
40.0
20.0
-
PTOI* ($ millions)
*Excludes interest expense
$101.4
$112.7
$98.3
$64.7
$69.1
$74.4
$83.2

900.0
800.0
700.0
600.0
500.0
400.0
300.0
200.0
100.0
-
GWP ($ millions)
$753.2
$726.5
$684.3
$642.3
$522.6
$478.9
$513.5

11.
About Us
• A leader in the U.S. Excess & Surplus
lines market
• Strong relationships with national,
local and regional wholesale brokers
• Seasoned U/W expertise is a competitive
advantage
• Target market is small, medium and
large non-standard (hard-to-place) risks
underwritten on both an admitted and
non-admitted basis
GWP by Business Unit – 2012
Casualty 30%
Transportation 17%
Environmental 4%
Allied Medical 5%
Management Liability
2%
Property 9%
Contract 23%
Errors & Omissions 9%
Excess & Surplus Lines Segment (29% of 2012 GWP)
11.
93.3% 99.6% 97.8% 95.5% 89.3% 88.9%
‘12 ‘10 ‘09 ‘08 ‘07 ‘06 ‘11
91.9%
Gross Written Premium Pre-Tax Operating Income & Combined Ratio
‘12 ‘10 ‘09 ‘08 ‘07 ‘06 ‘11
Combined Ratio
PTOI

12.
E&S Lines Profitability in 2012 Outperforms Peers
New segment management
team is formed.
Year of restructure and
implementation of new
strategy.
Year of execution on the newly
restructured platform.
97.8%
95.7%
91.9%
92.7%
98.6%
103.9%
84.4%
87.2%
92.5%
75.0%
80.0%
85.0%
90.0%
95.0%
100.0%
105.0%
2010 2011 2012
Argo E&S Peer Average Top Quartile Peer Average
Peers include: WR Berkley Specialty Segment, Alterra US Segment, American Safety E&S Segment, Aspen Insurance Segment, Axis Insurance Segment, Endurance
Insurance Segment, HCC US P&C Segment, Markel E&S Segment, Navigators Insurance Segment, RLI P&C Segments, Arch Insurance Segment, United National
Insurance Segment. Top quartile peers include the above mentioned segments from WR Berkley, RLI, and HCC.

PTOI* ($ millions)
*Excludes interest expense
$50.4
$61.3
$43.0
$45.8
$33.1
$1.4
($18.9)

GWP ($ millions)
600.0
500.0
400.0
300.0
200.0
100.0
-
$389.1
$420.7
$510.9
$475.7
$428.1
$428.8
$437.0

13.
Commercial Specialty (25% of GWP)
About Us
• Designs customized commercial insurance
programs for grocers, dry cleaners
restaurants and other specialty retail clients
• 2
nd
largest provider of commercial insurance
to small and midsize U.S. public entities
• 2
nd
largest provider of commercial insurance
to the coal mining industry
• Distributes products directly through
wholesalers and independent agents
GWP by Business Unit – 2012
Argo Insurance U.S. Retail  23%
Restaurants 5%
Grocery 10%
Dry Cleaners 5%
Other Industries 3%
Mining 18%
Public Entity 28%
Commercial 2%
Programs...…
Argo Surety  8%
Alteris 49%
Corp. Accts/Other 21%
.
96.5% 96.5% 99.0% 108.3% 88.7% 89.4%
‘12 ‘10 ‘09 ‘08 ‘07 ‘06 ‘11
115.1%
Gross Written Premium Pre-Tax Operating Income & Combined Ratio
‘12 ‘10 ‘09 ‘08 ‘07 ‘06 ‘11
Combined Ratio
PTOI
(30.0)
(20.0)
(10.0)
-
10.0
20.0
30.0
40.0
50.0
60.0
70.0

PTOI* ($ millions)
*Excludes interest expense
$30.0
$31.8
($5.2)
($23.1)
($63.8)

GWP ($ millions)
800.0
700.0
600.0
500.0
400.0
300.0
200.0
100.0
-
$282.9
$706.0
$389.9
$438.5
$533.4

14.
Syndicate 1200 (31% of GWP)
About Us
• Established multi-class
platform at Lloyds of London
• Ranked among the largest
Syndicates at Lloyds by Stamp
Capacity
• Lloyd’s market ratings:
• ‘A’ (Excellent) by A.M. Best
• ‘A+’ (Strong) by S&P
GWP by Business Unit – 2012
Property 47%
Liability 33%
Specialty 16%
Aerospace 5%
Prof. Indemnity 13%
General Liability 13%
Directors & Officers 2%
Other  4%
Int’l Property Treaty 3%
NA & Int’l Binders 10%
Personal Accident 10%
Property FAC  17%
Other 6%
14.
115.3% 131.7% 95.8% 112.3%
‘12 ‘10 ‘09 ‘08 ‘11
96.2%
Gross Written Premium Pre-Tax Operating Income & Combined Ratio
‘12 ‘10 ‘09 ‘08 ‘11
Combined Ratio
PTOI
(80.0)
(60.0)
(40.0)
(20.0)
-
20.0
40.0

PTOI* ($ millions)
*Excludes interest expense
$23.6
$50.3
$35.7
($67.7)
$15.7

GWP ($ millions)

15.
International Specialty (15% of GWP)
About Us
• Bermuda team underwrites property CAT,
short tail per risk and proportional treaty
reinsurance worldwide, excess casualty and
professional liability
• Building diversity through international
expansion:
• Established primary operations in Brazil
• Established operations in Euro zone
• Established regional office in Dubai
• Distributes through brokers
GWP by Business Unit – 2012
Property CAT 37%
Casualty 21%
Professional 10%
Other 6%
Property Pro Rata 5%
15.
Property Risk XS 3%
Brazil 18%
72.8% 177.5% 52.3% 77.9%
‘12 ‘10 ‘09 ‘08 ‘11
97.1%
Gross Written Premium Pre-Tax Operating Income & Combined Ratio
‘12 ‘10 ‘09 ‘08 ‘11
Combined Ratio
PTOI
-
50.0
100.0
150.0
200.0
250.0
300.0
$126.4
$162.9
$188.9
$198.2
$260.2
(80.0)
(60.0)
(40.0)
(20.0)
-
20.0
40.0
60.0

16.
4Q 12 vs. 4Q 11 FY 2012 vs. FY 2011
Gross Written Premiums
$389.7 $341.8 $1,745.7 $1,544.8
Net Written Premiums
277.5 249.0 1,244.5 1,071.8
Earned Premiums
314.7 278.0 1,186.5 1,082.0
Losses and LAE
219.7 198.7 747.6 863.1
Other Reinsurance-Related Expenses
6.5 2.8 27.3 5.9
Underwriting, Acquisition and Insurance Expenses
118.2 111.0 464.5 425.7
Underwriting Income / (Loss)
($29.7) ($34.5) ($52.9) ($212.7)
Net Investment Income
28.5 29.5 118.8 125.8
Fee Income, net
0.5 (0.4) 5.3 1.4
Interest Expense
6.7 5.6 23.7 22.1
Operating Income / (Loss)
($7.4) ($11.0) $47.5 ($107.6)
Foreign Currency Exchange Gain / (Loss)
(1.5) 7.6 (4.3) (3.5)
Net Realized Investment Gains
7.0 11.5 25.7 49.2
Debt Extinguishment Costs
2.2 0.0 2.2 0.0
Pre-Tax Income / (Loss)
($4.1) $8.1 $66.7 ($61.9)
Income Tax Provision
0.6 6.7 14.4 20.0
Net Income / (Loss)
($4.7) $1.4 $52.3 ($81.9)
Operating Income (Loss) per Common Share (Diluted)
($0.24) ($0.35) $1.46 ($3.36)
Net Income (Loss) per Common Share (Diluted)
($0.19) $0.05 $2.01 ($3.02)
Loss Ratio
71.2% 72.2% 64.5% 80.2%
Expense Ratio 4
38.4% 40.3% 40.1% 39.6%
Combined Ratio
109.6% 112.5% 104.6% 119.8%
1
Retrospectively adjusted for the accounting amendment which modified the definition of deferred acquisition costs.
2
At assumed tax rate of 20% for 2012 and 15% for 2011.
3
Defined as Losses and LAE / (Earned Premiums less Other Reinsurance-Related Expenses).
4
Defined as Underwriting, Acquisition and Insurance Expenses / (Earned Premiums less Other Reinsurance-Related Expenses).
All data in millions except for per share data and ratio calculations.
4Q & YTD Operating Results – 2012 vs. 2011
16.
3
1 1
2

17.
17%
17.
Conservative Investment Strategy
As of December 31, 2012
• Duration of 3.3 years
• Average rating of ‘AA-’
• Book yield of 3.4%
• Very liquid
• Conservatively managed
Portfolio Characteristics
Total:
$0.5B
Total:
$3.4B*
*$3.15b in fixed maturities, $0.23b in short term
Asset Allocation
7% Other
Fixed 73%
Maturities.
9% Short Term Invest.
12% Equities
Total:
$4.3B
Equity Investments by Sector
9% Healthcare
Energy 24%
4% Industrials
11% Funds
5% Financials
12% Info Tech
4% Materials
6% Consumer
Discretionary
Consumer Staples
Fixed Maturities by Type
7% Short Term
Corporate
36%.
21% Gov.
18% Structured
State/Muni
18%.

18.
Well Positioned for Value Creation in 2013 and Beyond
• Compelling case for multiple expansion as Argo trades below peers and at a discount to book value
• Improving insurance market conditions may increase investor appetite in the space
• We have made the major changes to our mix of business with few remaining, and the results are beginning to flow through the financials
• Improving industry prices to have a favorable impact on premium base and loss ratios
• We have acquired some of the best talent in the industry
• Will continue to build more revenue from a non-risk bearing MGA strategy
• Operations in emerging markets are beginning to gain traction and scale
• Yields remain at low levels and any improvement will produce a favorable impact on ROE
• Moderate financial leverage
• Strong balance sheet that is adequately reserved and with excellent asset quality
We believe that Argo Group has potential to generate substantial value for new and existing investors.

19.
Compelling Valuation
0.64x
1.16x
Price/Book Jan-00 Mar-13
Argo 0.70x 0.64x
Peer Avg 1.17x 1.16x
Difference 0.47x 0.52x
0.52x
Difference
0.0
0.2
0.4
0.6
0.8
1.0
1.2
1.4
1.6
1.8
2.0
Jan-00 Jan-01 Jan-02 Jan-03 Jan-04 Jan-05 Jan-06 Jan-07 Jan-08 Jan-09 Jan-10 Jan-11 Jan-12 Jan-13
Argo Peer Group
Note: Price to book is average price/book across all peer companies. Peers include: Arch, Amtrust, W.R. Berkley, Axis, Markel, HCC, American Financial, Allied World, Alterra, Aspen,
Endurance, RLI, OneBeacon, Selective, Navigators, Tower, Global Indemnity.